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                                                                     Exhibit 4.2

                                  $150,000,000

                         NORTH AMERICAN VAN LINES, INC.

                    13 3/8% Senior Subordinated Notes due 2009

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                                                               November 19, 1999

Banc of America Securities LLC
Chase Securities Inc.
c/o Banc of America Securities LLC
  9 West 57th St., 47th Floor
  New York, NY 10019

Dear Sirs:

      This Agreement is made pursuant to the Purchase Agreement, dated November 12, 1999, (the "Purchase Agreement"), by and among North American Van Lines, Inc., a Delaware corporation (the "Company"), its domestic subsidiaries party thereto (the "Guarantors") and Banc of America Securities LLC and Chase Securities Inc. (the "Initial Purchasers"). In order to induce the Initial Purchasers to purchase $150,000,000 in aggregate principal amount of 13 3/8% Senior Subordinated Notes due 2009 of the Company, (the "Initial Securities"), the Company has agreed to provide the registration rights set forth in this Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them the indenture, dated November 19, 1999, among the Company, the Guarantors and State Street Bank and Trust Company, as Trustee, relating to the Initial Securities and the Exchange Securities (as defined below) (the "Indenture").

      The Company and the Guarantors agree with the Initial Purchasers, for the benefit of the registered owners of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "Holders"), as follows:

      1. Registered Exchange Offer. The Company and the Guarantors shall, at
         -------------------------
their own cost, prepare and use their reasonable best efforts to, not later than 120 days (or if the 120th day is not a business day, the first business day thereafter) after the date of original issue of the Initial Securities (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to those Holders of Initial Securities that are Transfer Restricted Securities (as defined in Section 6 hereof) who are not prohibited by any law or policy or interpretation of the Commission or its

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staff from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the "Exchange Securities") of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company and the Guarantors shall use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 210 days (or if the 210th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and to keep the Exchange Offer Registration Statement effective for not less than 10 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). For purposes hereof, "business day" shall mean any day other than a Saturday or Sunday, and other than a holiday on which the Commission shall not be open for the transaction of business.

      If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer on the last day of the Exchange Offer Registration Period, provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer, subject to the terms and conditions hereof, to enable each Holder of Initial Securities that are Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy or interpretation of the Commission or its staff from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act.

      The Company, each Guarantor and the Initial Purchasers acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder that is a broker-dealer electing to exchange Initial Securities in the Registered Exchange Offer, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (a "Participating Broker-Dealer"), is required to deliver a prospectus containing information substantially to the effect set forth in Annex A hereto, Annex B hereto and Annex C hereto in the appropriate sections of such prospectus in connection with a sale of any such Exchange Securities received by such Participating Broker-Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Private Exchange Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.


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      The Company and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be delivered by dealers subject to the prospectus delivery requirements of
Section 4(3) of the Securities Act and Rule 174 thereunder (for such period of time as shall be required thereby for such delivery in order to resell the Exchange Securities), and shall make such prospectus and any amendment or supplement thereto available to any Participating Broker-Dealer for use in connection with any resale of any Exchange Securities, in either case for a period of not more than 90 days after the consummation of the Registered Exchange Offer.

      If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

      In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 10 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all material respects with all applicable securities laws.

      As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:


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            (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

            (z) request the Trustee to authenticate and deliver promptly to each Holder of such Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to such Initial Securities of such Holder so accepted for exchange.

      The Indenture will provide that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

      Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date to which interest was paid or duly provided for on the Initial Securities surrendered in exchange therefor (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) or, if no interest has been paid on the Initial Securities, from the Issue Date provided that if an Initial Security is surrendered for exchange on or after a record date for an interest payment date that will occur on or after the date of such exchange and as to which interest will be paid, interest on the Exchange Security received in exchange therefor will accrue from the date of such interest payment date.

      Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities to be received by such Holder will be acquired in the ordinary course of business, (ii) such Holder has no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Securities, and (vi) that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

      Notwithstanding any other provisions hereof, the Company and the Guarantors will use their reasonable best efforts to ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii)


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any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Upon consummation of the Registered Exchange Offer in accordance with this
Section 1 (whether or not the actions or events specified in the first sentence of this Section 1 occur within the time periods specified therefor) the provisions of this Agreement shall continue to apply (to the extent applicable) solely with respect to Securities that (i) were not eligible to be exchanged in the Registered Exchange Offer (other than due to the status of the Holder thereof as an affiliate of the Company or due to such Holder's inability to make the representations referred to in the third to last paragraph of this Section
1) and have not been exchanged for Private Exchange Securities, (ii) were received by the Holder thereof (other than a Participating Broker-Dealer) in the Registered Exchange Offer but are not freely tradeable on the date of such exchange (other than due to the status of such Holder as an affiliate of the Company or due to such Holder's inability to make the representations referred to in the third to last paragraph of this Section 1) or (iii) are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register Securities (other than those Securities referred to in clause (i) or (ii) above and Private Exchange Securities) pursuant to Section 2 of this Agreement.

      2. Shelf Registration. If, (i) because of any change in law or in
         ------------------
applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 270 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than the Initial Purchasers or a Participating Broker-Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than the Initial Purchasers or a Participating Broker-Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange (other than, in either case, due solely to the status of such Holder as an affiliate of the Company or due to such Holder's inability to make the representations referred to in the third to last paragraph of Section 1 hereof), the Company and the Guarantors shall take the following actions:

            (a) The Company and the Guarantors shall, at their cost, use their reasonable best efforts to file with the Commission as promptly as reasonably practicable, and thereafter shall use their reasonable best efforts to be declared effective within 270 days after the Issue Date, a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound


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by all the provisions of this Agreement applicable to such Holder (and each
Initial Purchaser hereby so agrees).

            (b) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period (the "Shelf Registration Period") of two years (or one year in the case of a shelf registration effected at the request of the Initial Purchasers) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are distributed to the public pursuant to the Rule 144 under the Securities Act, or any successor rule thereof or become eligible for resale pursuant to Rule 144 (or any successor rule thereof) without volume restriction, if any. The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law, (ii) such action is taken by the Company or such Guarantor in good faith and for valid business reasons (not including avoidance of the Company's or such Guarantor's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company or such Guarantor promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable, or (iii) such action occurs following consummation of the Registered Exchange Offer.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company and the Guarantors shall use their reasonable best efforts to cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in any such case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein).

      3. Registration Procedures. In connection with any Shelf Registration
         -----------------------
contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Company and the Guarantors shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, the Company and the Guarantors shall use their reasonable best efforts to reflect in each such Shelf Registration Statement or related amendment or supplement, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose,
(ii) if applicable, include information substantially to the effect set forth in Annex A hereto, Annex B hereto and Annex C


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hereto in the appropriate sections of the prospectus forming a part of the
Exchange Offer Registration Statement and include information substantially to the effect set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer, (iii) in the case of any Shelf Registration Statement, if requested by an Initial Purchaser that proposes to sell Securities pursuant to the Shelf Registration Statement as a selling securityholder, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Shelf Registration Statement, (iv) include within the prospectus contained in the Exchange Offer Registration Statement, in a section entitled "Plan of Distribution" or other appropriate heading, a summary statement reasonably acceptable to the Initial Purchasers, of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer, and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders (the "Selling Holders").

            (b) The Company shall advise each of the Initial Purchasers, the Selling Holders (in the case of a Shelf Registration Statement) and any Participating Broker-Dealer (in the case of any Exchange Offer Registration Statement) from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer, and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied (if applicable) by an instruction to suspend the use of the relevant prospectus until the requisite changes have been made):

            (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

            (iv) of the receipt by the Company, any Guarantor or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

            (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement (as of its effective date) or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.


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            (c) The Company and the Guarantors shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

            (d) The Company and the Guarantors shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Company and the Guarantors shall deliver to each Participating Broker-Dealer (on request) and each Initial Purchaser, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser requests, all exhibits thereto (including those, if any, incorporated by reference).

            (f) The Company shall, during the Shelf Registration Period, deliver to each Selling Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use (in accordance with this Agreement and applicable law) of the prospectus or any amendment or supplement thereto by each of the Selling Holders of the Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company and the Guarantors shall, during the Exchange Offer Registration Period, deliver to each Initial Purchaser, and any Participating Broker-Dealer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto, during the 90 days following the consummation of the Registered Exchange Offer, by any Participating Broker-Dealer required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

            (h) Prior to any public offering of the Securities pursuant to any Shelf Registration Statement, the Company and the Guarantors shall use their reasonable best efforts to register or qualify or cooperate with the Selling Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any such Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified


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or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (i) The Company and the Guarantors shall cooperate with the Selling Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends relating to transfer restrictions (and not required by stock exchange rule or depository rule or usage) and in such denominations and registered in such names as the Holders may reasonably request in writing a reasonable period of time prior to sales of such Securities pursuant to such Shelf Registration Statement.

            (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company and the Guarantors shall use their reasonable best efforts to promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Selling Holders of the Securities or any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, such Holders of the Securities or any such Participating Broker-Dealer, as applicable, shall suspend use of such prospectus. The period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above or the Exchange Offer Registration Statement provided for in Section 1 above, as applicable, shall be extended by the number of days from and including the date of giving of such notice to and including the date when the Company or any Guarantor shall have mailed to the Selling Holders of the Securities or any known Participating Broker-Dealer, as applicable, such amended or supplemented prospectus pursuant to this Section 3(j).

            (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be. The Company will, at appropriate times, provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Company will make generally available to its securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act (which need not be audited), no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

            (m) The Company and the Guarantors shall use their reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a

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timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall use their reasonable best efforts to appoint a new trustee thereunder pursuant to the applicable provision of the Indenture.

            (n) The Company or any Guarantor may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company or such Guarantor such information regarding the Holder and the distribution of the Securities as the Company or such Guarantor may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company or any Guarantor may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (o) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and use their reasonable best efforts to take all such other action, if any, as Selling Holders of a majority in aggregate principal amount of the Securities being sold pursuant to the Shelf Registration Statement (the "Majority Selling Holders") or the managing underwriters, if any, in such offering shall reasonably request in order to facilitate the disposition of the Securities pursuant to such Shelf Registration Statement.

            (p) In the case of any Shelf Registration Statement, the Company and the Guarantors shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, the Majority Selling Holders and any underwriter participating in any disposition of Securities pursuant to the Shelf Registration Statement (such representative, Special Counsel or underwriter, an "Inspector"), all relevant financial and other records, pertinent corporate documents and properties of the Company and each Guarantor and (ii) use their reasonable best efforts to cause the Company's and each Guarantor's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such Inspector in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated by the Inspectors. Each Inspector will be required to agree in writing, pursuant to a confidentiality agreement in form and substance reasonably satisfactory to the Company and such Inspector, that (i) information obtained by such Inspector as a result of such inspections shall be deemed confidential and shall not be used by such Inspector as the basis for any market transactions in the securities of any of the Company and its subsidiaries unless and until such information is made generally available to the public (other than by or through any Inspector) and (ii) such Inspector will, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

            (q) In the case of any Shelf Registration Statement, the Company and the Guarantors, if requested by the Majority Selling Holders of Securities covered thereby, shall use their reasonable best efforts to cause (i) the Company's counsel to deliver an opinion relating to the Securities in customary form, addressed to the Selling Holders of Securities covered thereby,

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(ii) its officers to execute and deliver all customary documents and certificates reasonably requested by any managing underwriters of the applicable Securities and (iii) the Company's independent public accountants to provide a comfort letter in customary form addressed to the Selling Holders of Securities covered thereby, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (r) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

      4. Registration Expenses. The Company shall bear all fees and expenses
         ---------------------
incurred by it and the Guarantors in connection with the performance of their obligations under Sections 1 through 3 hereof, whether or not the Registered Exchange Offer or a Shelf Registration Statement is filed or becomes effective, and, in the event of a Shelf Registration Statement, shall reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby (the "Special Counsel") to act as counsel for the Holders of the Securities in connection therewith. The Initial Purchasers shall bear any fees and expenses of their counsel incurred in connection with the Registered Exchange Offer.

      5. Indemnification. (a) The Company and each Guarantor, jointly and
         ---------------
severally, agrees to indemnify and hold harmless (in the case of a Shelf Registration Statement) each Selling Holder of Securities covered thereby and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and (in the case of an Exchange Offer Registration Statement, in connection with any delivery of the prospectus contained therein by a Participating Broker-Dealer) any Participating Broker-Dealer and each person, if any, who controls such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each such Holder, any such Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such applicable Registration Statement or prospectus forming part thereof or in any amendment or supplement thereto or (in the case of such Shelf Registration Statement) in any preliminary prospectus relating to a Shelf Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) neither the Company nor any Guarantor shall be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus forming part thereof or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration Statement in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus, or any amendment or supplement thereto, or any preliminary prospectus relating to a Shelf Registration Statement, the indemnity contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned if either (x) a copy of the final prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not seen or given by or on behalf of such Holder or Participating Broker-Dealer to such person at or prior to the written confirmation of the sale of the Securities to such person, and any such untrue statement of a material fact contained in, or any such omission or alleged omission of a material fact from, such preliminary prospectus, prospectus or amendment or supplement thereto giving rise to such losses, claims, damages or liabilities was corrected in the final prospectus (as so amended or supplemented), unless such failure is the result of noncompliance by the Company with the first sentence of Section 3(f) hereof or (y) at the time of such purchase such Holder or Participating Broker-Dealer had received advice from the Company that the use of such prospectus, amendment, supplement or preliminary prospectus was suspended as provided in Section 3(b); provided further, however, that this indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have to such Indemnified Party.

            (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and the Guarantors and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which the Company, any Guarantor or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus forming part thereof or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse the Company or any Guarantor for any legal or other expenses reasonably incurred by the Company, any Guarantor or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Holder may otherwise have to the Company, any Guarantor or any of their respective controlling persons.

            (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in which any indemnified party is a party to the extent such settlement is binding upon such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

            (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection
(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or such Guarantor.

            (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      6. Additional Interest Under Certain Circumstances. (a) Additional
         -----------------------------------------------
interest (the "Additional Interest") with respect to the Initial Securities that are Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (ii) below being herein referred to as a "Registration Default"):

            (i) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission on or before the 120th day after the Issue Date (or if such day is not a business day, the first business day thereafter);

            (ii) the Registered Exchange Offer is not consummated on or before the 240th day after the Issue Date (or if such day is not a business day, the first business day thereafter);

            (iii) if a Shelf Registration Statement is required to be filed under this Agreement, such Shelf Registration Statement is not declared effective by the Commission on or before the 270th day after the Issue Date (or if such day is not a business day, the first business day thereafter), or, in the case of a Shelf Registration Statement required to be filed in response to any change in applicable interpretation of the Commission, if later, on or before the 90th day after publication of such change; or

            (iv) if a Shelf Registration Statement is required to be filed under this Agreement, and after the Shelf Registration Statement is declared effective and during the period that the Company and the Guarantors are required to use their reasonable best efforts to keep the Shelf Registration Statement effective as provided in Section 2(a), such Shelf Registration Statement thereafter ceases to be effective and continues not to be effective (other than in connection with the consummation of the Registered Exchange Offer, as contemplated by the last sentence of Section 2(a)), or the Company shall have suspended and be continuing to suspend the availability of the prospectus contained in the Shelf Registration Statement, for more than 30 days in the aggregate in any consecutive twelve-month period.

      Additional Interest shall initially accrue on the Initial Securities that are Transfer Restricted Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which such Registration Default has been cured, at a rate of 0.25% per annum. The rate of Additional Interest shall increase by 0.25% per annum every twelve weeks thereafter (for so long as such period is continuing). Any such Additional Interest shall not exceed such respective rates for such respective periods, and shall not in any event exceed 0.50% per annum in the aggregate, regardless of the number of Registration Defaults that shall have occurred and be continuing. Following the cure of all Registration Defaults, the accrual of such Additional Interest will cease. All Registration Defaults will be deemed cured upon consummation of the Exchange Offer.

      Notwithstanding anything to the contrary in this Section 6(a), neither the Company nor any Guarantor shall be required to pay Additional Interest to any Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the third to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 3(n).

            (b) Any amounts of Additional Interest due pursuant to clause (i),
(ii), (iii) or (iv) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities that are Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            (c) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act (or otherwise is eligible for resale pursuant to Rule 144 (or any successor provision) under the Securities Act without volume restriction, if any).

      7. Rules 144 and 144A. So long as any Transfer Restricted Securities
         ------------------
remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner or, upon the request of any Holder of Initial Securities that are Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Securities pursuant to Rules 144 and 144A under the Securities Act. The Company and each Guarantor covenants that it will use its respective reasonable best efforts to take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Initial Securities that are Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company or any Guarantor to register any of its securities pursuant to the Exchange Act.

      8. Underwritten Registrations. If any of the Transfer Restricted
         --------------------------
Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      9. Miscellaneous.
         -------------
            (a) Amendments and Waivers. The provisions of this Agreement may not
                ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Initial Securities, Exchange Securities or Private Exchange Securities whose Initial Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement, and that does not directly or indirectly affect the rights of other Holders, may be given by Holders of a majority in aggregate principal amount of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, being sold by such Holders pursuant to such Registration Statement.

            (b) Notices. All notices and other communications provided for or
                -------
permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

            (2)   if to the Initial Purchasers:

                  Banc of America Securities LLC
                  9 West 57th St., 47th Floor
                  New York, NY  10019
                  Fax No.: (212) 847-5038

            (3) if to the Company or a Guarantor, at the Company's address as follows:

                  North American Van Lines, Inc.
                  5001 U.S. Highway  30 West
                  P.O. Box 988
                  Fort Wayne, IN 46801-0988
                  Fax: (219) 429-1704
                  Attention: Chief Financial Officer

                  with a copy to:

                  North American Van Lines, Inc.
                  5001 U.s. Highway 30 West
                  P.O. Box 988
                  Fort Wayne, IN 46801-0988
                  Fax: (219) 429-1704
                  Attention: General Counsel

                  and to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, NY  10022
                  Fax No.: (212) 909-6836
                  Attention: David Brittenham, Esq.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier next day delivery.

            (c) No Inconsistent Agreements. Neither the Company nor any
                --------------------------
Guarantor has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof

            (d) Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the Company, each other party hereto and each Holder, and their respective successors and assigns. Each Holder by its acceptance of a Security, for itself and its successors and assigns, agrees to be bound hereby.

            (e) Counterparts. This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            (h) Severability. If any one or more of the provisions contained
                ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (i) Securities Held By the Company. Whenever the consent or approval
                ------------------------------
of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      Each party hereto hereby submits to the jurisdiction of the Federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Guarantors and the Company in accordance with its terms.

                                    Very truly yours,

                                    NORTH AMERICAN VAN LINES, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Secretary


                                    FLEET INSURANCE MANAGEMENT, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    FRONTRUNNER WORLDWIDE, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    NACAL, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    NAVTRANS INTERNATIONAL FREIGHT
                                    FORWARDING, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President

                                    NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    NORTH AMERICAN LOGISTICS,  LTD.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    NORTH AMERICAN VAN LINES OF TEXAS, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    RELOCATION MANAGEMENT SYSTEMS, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President


                                    GREAT FALLS NORTH AMERICAN, INC.


                                    By:  /s/ Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Vice President

                                    VANGUARD INSURANCE AGENCY, INC.


                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Secretary


                                    ALLIED FREIGHT FORWARDING, INC.


                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Secretary


                                    A RELOCATION SOLUTIONS MANAGEMENT COMPANY

                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Secretary


                                    ALLIED INTERNATIONAL N.A., INC.


                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Vice President


                                    ALLIED VAN  LINES TERMINAL COMPANY


                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Secretary


                                    ALLIED VAN LINES, INC.


                                    By: /s/ Robert J. Henry
                                        ----------------------------------------
                                        Name: Robert J. Henry
                                        Title: Secretary

The foregoing Registration Rights Agreement is hereby confirmed, and accepted and agreed to as of the date first above written.

BANC OF AMERICA SECURITIES LLC


    By: /s/ Brad A. Bernstein
        -------------------------------
        Name: Brad A. Bernstein
        Title: Managing Director

CHASE SECURITIES INC.


    By: /s/ Gerald J. Murray
        -------------------------------
        Name: Gerald J. Murray
        Title: Managing Director

                                                                         Annex A

      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any Participating Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         Annex B

      Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         Annex C

                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any Participating Broker-Dealer for use in connection with any such
resale. In addition, until          , all dealers effecting transactions in the
Exchange Securities may be required to deliver a prospectus.

      The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Participating Broker-Dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incurred by it incident to the Exchange Offer other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         Annex D

      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:    _________________________________________________________________

      Address: _________________________________________________________________

               _________________________________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer, including a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.